October 27, 2017

Registrant	File No.	Form	Original Filing Date	Amended Filing Date	Explanation
Pioneer Money Market Trust	811-05099	N-SAR - A/A	8/29/17	10/27/17
The Registrant amended the Form N-SAR for the period ended June 30, 2017 to add changes in the registrant's certifying accountant (question 77K).
• To add Changes in registrant's certifying accountant.